                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 2, 1999
                                                  ----------------

                      COMPASS PLASTICS & TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-23027                   95-4611994
 -----------------------------     -----------            -------------------
 (State or other jurisdiction      (Commission             (I.R.S. Employer
  of incorporation)                File Number)           Identification No.)


  15730 South Figueroa Street, Gardena, California              90248
  ------------------------------------------------           ----------
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (323) 770-8771
                                                     ---------------

                                  Page 1 of 5
                        Exhibit Index Appears on Page 4






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                           CURRENT REPORT ON FORM 8-K


                      COMPASS PLASTICS & TECHNOLOGIES, INC.


                                February 2, 1999



Item 5.  Other Events
         ------------

           The information contained in the Press Release issued by Compass Plastics & Technologies, Inc., dated February 11, 1999, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
                  ---------

                  99.1 Press Release issued by Compass Plastics & Technologies, Inc. on February 11, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPASS PLASTICS & TECHNOLOGIES, INC.


Dated: February 11, 1999            By:  /s/ Paul J. Iacono
                                        ---------------------------------------
                                             Paul J. Iacono
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

         99.1 Press Release issued by Compass Plastics & Technologies, Inc. on February 11, 1999.